Prospectus

November 30, 2000

as revised May 14, 2001

Putnam Voyager Fund

Class A, B, C and M shares
Investment Category: Growth

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 8  How does the fund price its shares?

 9  How do I buy fund shares?

12  How do I sell fund shares?

13  How do I exchange fund shares?

14  Fund distributions and taxes

15  Financial highlights


[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1990        -2.80%
1991        50.31%
1992         9.72%
1993        18.40%
1994         0.44%
1995        40.15%
1996        12.80%
1997        25.98%
1998        24.06%
1999        56.13%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 9/30/00 was -2.45%. During the periods shown in the bar chart, the highest return for a quarter was 40.21% (quarter ending 12/31/99) and the lowest return for a quarter was -19.59% (quarter ending 9/30/90).

Average Annual Total Returns (for periods ending 12/31/99)
------------------------------------------------------------------------
                                         Past       Past      Past
                                        1 year    5 years   10 years
------------------------------------------------------------------------
Class A                                 47.14%     29.46%    21.36%
Class B                                 49.92%     29.86%    21.13%
Class C                                 54.08%     30.04%    21.18%
Class M                                 50.02%     29.43%    21.05%
Standard & Poor's 500 Index             21.04%     28.56%    18.21%
Russell 1000 Growth Index               33.16%     32.42%    20.32%
------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/99 and, for class B, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (4/27/92), class C shares (7/26/99) and class M shares (12/1/94), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance was previously compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. For the past 1, 5 and 10 years, the returns of the Russell Midcap Growth Index were 51.29%, 28.03% and 18.96%, respectively. This index will be replaced by the Russell 1000 Growth Index, which we believe includes stocks of companies that are more representative of the fund's investment strategies.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------
                                    Class A   Class B   Class C  Class M
------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)    5.75%     NONE      NONE     3.50%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)         NONE*    5.00%     1.00%    NONE
------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------
                                                       Total Annual
               Management   Distribution    Other     Fund Operating
                  Fees     (12b-1) Fees   Expenses       Expenses
------------------------------------------------------------------------
Class A          0.45%         0.25%        0.16%          0.86%
Class B          0.45%         1.00%        0.16%          1.61%
Class C          0.45%         1.00%        0.16%          1.61%
Class M          0.45%         0.75%        0.16%          1.36%
------------------------------------------------------------------------
* A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
------------------------------------------------------------------------
Class A                  $658          $834        $1,024        $1,575
Class B                  $664          $808        $1,076        $1,710*
Class B
(no redemption)          $164          $508        $  876        $1,710*
Class C                  $264          $508        $  876        $1,911
Class C
(no redemption)          $164          $508        $  876        $1,911
Class M                  $484          $766        $1,069        $1,928
------------------------------------------------------------------------

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We seek to purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other industry sectors.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the fund's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause us to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.45% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

------------------------------------------------------------------------
Manager                 Since  Experience
------------------------------------------------------------------------
Robert R. Beck          1995   1989 - Present        Putnam Management
Managing Director
------------------------------------------------------------------------

Paul C. Warren          2001   1997 - Present        Putnam Management
Managing Director              Prior to May 1997     IDS Fund Management

------------------------------------------------------------------------
Paul E. Marrkand        1999   1987 - Present        Putnam Management
Senior Vice President
------------------------------------------------------------------------
Michael P. Stack        1997   1997 - Present        Putnam Management
Senior Vice President          Prior to Nov. 1997    Independence
                                                     Investment
                                                     Associates Inc.
------------------------------------------------------------------------

Kevin M. Divney         2000   1997 - Present        Putnam Management
Senior Vice President          Prior to July 1997    Franklin Portfolio
                                                     Associates LLC

------------------------------------------------------------------------
James C. Wiess          2000   2000 - Present        Putnam Management
Senior Vice President          Prior to April 2000   J.P. Morgan Company
------------------------------------------------------------------------

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Retail Management.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within 6 years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for class B shares for $250,000 or more are treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.50%

* Lower sales charges for investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

------------------------------------------------------------------------
Initial sales charges for class A and M shares
------------------------------------------------------------------------
                        Class A sales charge      Class M sales charge
                         as a percentage of:       as a percentage of:
------------------------------------------------------------------------
Amount of purchase      Net amount     Offering   Net amount    Offering
at offering price ($)    invested        price*    invested       price*
------------------------------------------------------------------------
Under 50,000                6.10%        5.75%        3.63%        3.50%
50,000 but under
100,000                     4.71         4.50         2.56         2.50
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6      7+
------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%     0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand a fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS

CLASS A
(For a share outstanding throughout the period)

                                                         Year ended July 31
                                 -------------------------------------------------------------
                                     2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $24.25       $21.36       $19.49       $15.73       $14.42
----------------------------------------------------------------------------------------------
Investment operations
Net investment income (loss) c       (.11)        (.05)        (.04)          --         (.02)
Net realized and unrealized
gain on investments                  9.06         4.53         3.12         4.85         2.19
----------------------------------------------------------------------------------------------
Total from investment
operations                           8.95         4.48         3.08         4.85         2.17
----------------------------------------------------------------------------------------------
Less distributions:
From net realized gain on
investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Total distributions                 (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Net asset value,
end of period                      $30.22       $24.25       $21.36       $19.49       $15.73
----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a               37.76        22.40        16.83        32.22        15.49
Net assets, end
of period
(in thousands)                $25,277,820  $17,180,288  $13,854,611  $11,158,273   $7,332,248
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                      .86          .90          .96         1.02         1.03
Ratio of net investment income
(loss) to average net assets
(%)                                  (.37)        (.25)        (.20)          --         (.10)
Portfolio turnover (%)              76.95        85.05        60.04        59.77        57.92
----------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through brokerage services and expense offset arrangements.

c Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS

CLASS B
(For a share outstanding throughout the period)

                                                         Year ended July 31
                                 -------------------------------------------------------------
                                     2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $22.57       $20.14       $18.57       $15.15       $14.01
----------------------------------------------------------------------------------------------
Investment operations
Net investment loss c                (.31)        (.21)        (.18)        (.12)        (.13)
Net realized and
unrealized gain
on investments                       8.40         4.23         2.96         4.63         2.13
----------------------------------------------------------------------------------------------
Total from investment
operations                           8.09         4.02         2.78         4.51         2.00
----------------------------------------------------------------------------------------------
Less distributions:
From net realized gain on
investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Total distributions                 (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Net asset value,
end of period                      $27.68       $22.57       $20.14       $18.57       $15.15
----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a               36.69        21.43        16.02        31.17        14.70
Net assets, end of period
(in thousands)                $11,692,070   $8,433,131   $7,263,280   $5,664,375   $3,405,318
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                     1.61         1.65         1.71         1.77         1.78
Ratio of net investment loss
to average net assets (%)           (1.12)       (1.00)        (.95)        (.75)        (.85)
Portfolio turnover (%)              76.95        85.05        60.04        59.77        57.92
----------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through brokerage services and expense offset arrangements.

c Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS

CLASS C
(For a share outstanding throughout the period)
                                                                    For the period
                                                  Year ended        July 26, 1999+
                                                    July 31,         to July 31
                                   -----------------------------------------------------------
                                                      2000              1999
----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $24.25            $24.64
----------------------------------------------------------------------------------------------
Investment operations
Net investment income (loss) c                        (.33)               --
Net realized and unrealized gain
(loss) on investments                                 9.06              (.39)
----------------------------------------------------------------------------------------------
Total from investment operations                      8.73              (.39)
----------------------------------------------------------------------------------------------
Less distributions:
From net realized gain on investments                (2.98)               --
----------------------------------------------------------------------------------------------
Total distributions                                  (2.98)               --
----------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $30.00            $24.25
----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a                                36.79             (1.58)*
Net assets, end of period
(in thousands)                                    $219,658              $822
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                                      1.61               .03*
Ratio of net investment (income)
loss to average net assets (%)                       (1.09)             (.02)*
Portfolio turnover (%)                               76.95             85.05
----------------------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through brokerage services and expense offset arrangements.

c Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS

CLASS M
(For a share outstanding throughout the period)

                                                         Year ended July 31
                                 -------------------------------------------------------------
                                     2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $23.61       $20.93       $19.22       $15.60       $14.37
----------------------------------------------------------------------------------------------
Investment operations
Net investment loss c                (.25)        (.16)        (.14)        (.08)        (.09)
Net realized and unrealized
gain on investments                  8.82         4.43         3.06         4.79         2.18
----------------------------------------------------------------------------------------------
Total from investment
operations                           8.57         4.27         2.92         4.71         2.09
----------------------------------------------------------------------------------------------
Less distributions:
From net realized gain on
investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Total distributions                 (2.98)       (1.59)       (1.21)       (1.09)        (.86)
----------------------------------------------------------------------------------------------
Net asset value,
end of period                      $29.20       $23.61       $20.93       $19.22       $15.60
----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a               37.13        21.83        16.21        31.57        14.97
Net assets, end of period
(in thousands)                   $674,784     $390,975     $322,277     $208,656      $87,782
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                     1.36         1.40         1.46         1.52         1.50
Ratio of net investment loss
to average net assets (%)            (.87)        (.75)        (.69)        (.50)        (.57)
Portfolio turnover (%)              76.95        85.05        60.04        59.77        57.92
----------------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through brokerage services and expense offset arrangements.

c Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



For more information
about Putnam Voyager Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-1682     NP016 68914 5/01